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                                                                      EXHIBIT 21
                                                                      ----------

                               POLYONE CORPORATION
                                  SUBSIDIARIES

                                                                                        Jurisdiction of
Name                                                                                    Incorporation
----                                                                                    -------------
1997 Chlor-Alkali Venture Inc.                                                          Alabama
The Geon Company Australia Limited                                                      Australia
Auseon Limited                                                                          Australia
Australian Vinyls Corporation (1)                                                       Australia
PolyOne Wilflex Australasis, PTY Ltd.                                                   Australia
Diversified Compounders, Inc.                                                           California
PolyOne Canada, Inc.                                                                    Canada
LP Holdings, Inc.                                                                       Canada
Geon Polimeros Andinos S.A. (2)                                                         Columbia (6)
Resintech, S.A.                                                                         Costa Rica
1999 General Compounding Partnership Inc.                                               Delaware (6)
1999 Limited Compounding Partnership Inc.                                               Delaware
1999 PVC Partner Inc.                                                                   Delaware (6)
Decillion Inc.                                                                          Delaware (5)
Lincoln & Southern Railroad Company                                                     Delaware
Oxy Vinyls, LP (3)                                                                      Delaware (6)
PVC Powder Blends, LP (4)                                                               Delaware (6)
Sunbelt Chlor-Alkali Partnership (2)                                                    Delaware (6)
Acrol Holdings Limited                                                                  England
PolyOne Engineering Vinyls UK, Ltd.                                                     England
PolyOne Wilflex Europe, Ltd.                                                            England
Regalite Plastics Corporation                                                           Massachusetts
O'Sullivan Plastics Corporation                                                         Nevada
Geon Development Inc.                                                                   Ohio
Polymer Diagnostics, Inc.                                                               Ohio
SPC Geon PTE LTD. (2)                                                                   Singapore
Shawnee Holdings, Inc.                                                                  Virginia
PolyOne Engineered Films, Inc.                                                          Virginia
Burton Rubber Compounding, LP                                                           Delaware (6)
PolyOne Elastomers Canada, Inc.                                                         Ontario
Bifan S.A.                                                                              Luxembourg
M.A. Hanna Plastic Group, Inc.                                                          Michigan
Compounding Technology, Euro S.A.                                                       France
PolyOne Singapore, Ltd.                                                                 Singapore
DH Compounding Company                                                                  Delaware (6)
Hanna France SARL                                                                       France
Hanna PAR Corporation                                                                   Delaware
Hollinger Development Company                                                           Nevada
PolyOne Compuestos, S.A. de C.V.                                                        Mexico
PolyOne - Suzhou, China                                                                 China
PolyOne Hungary, Ltd.                                                                   Hungary


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
                                                                                        Jurisdiction of
Name                                                                                    Incorporation
----                                                                                    -------------
PolyOne Shanghai, China                                                                 China
M.A. Hanna Asia Holding Company                                                         Delaware
M.A. Hanna Export Services Company                                                      Barbados
M.A. Hanna International Financial Services Company                                     Ireland
M.A. Hanna de Mexico, S.A. de C.V.                                                      Mexico
PolyOne Distribution Company                                                            Delaware
MAH Plastics Company                                                                    Delaware
PolyOne E.C. De Mexico, S.A. de C.V.                                                    Mexico
MAHRC Servicios S.A. De C.V.                                                            Mexico
PolyOne Werk Melos, GmbH                                                                Germany
PolyOne Spain, S.A.                                                                     Spain
So.F.teR S.p.A.                                                                         Italy
Star Color Co., Ltd.                                                                    Thailand
Techmer PM, LLC                                                                         Delaware (7)
Tekno Polimer Group                                                                     Turkey
PolyOne Th. Bergmann, GmbH                                                              Germany
UBE-Hanna Compounding Company, LLC                                                      Delaware (8)
UBE-Hanna Compounding GmbH                                                              Germany (8)
PolyOne Compounds & Colors U.K., Ltd.                                                   England
PolyOne Belgium S.A.                                                                    Belgium
PolyOne Norway A.S.                                                                     Norway
PolyOne France, S.A.                                                                    France
PolyOne Sweden, A.B.                                                                    Sweden
RA Products, Inc.                                                                       Michigan
Conexus, Inc.                                                                           Nevada
PolyOne Distribution Canada, Inc.                                                       Canada
PolyOne Colors and Additives Germany, GmbH                                              Germany
Hanna Deutschland, GmbH                                                                 Germany
PolyOne Werk Krause, GmbH                                                               Germany
L.E. Carpenter, Inc.                                                                    Delaware
Polyanna Srl                                                                            Italy
Geplast Srl                                                                             Italy
PolyOne Distribution De Mexico S.A., de C.V.                                            Mexico
M.A. Hanna UK, Ltd.                                                                     England

Notes:
------

(1)    Owned 37.4% by the Company
(2)    Owned 50% by the Company
(3)    Owned 24% by the Company
(4)    Owned 90% by the Company
(5)    Owned 40% by the Company
(6)    Partnership
(7)    Owned 51% by the Company
(8)    Owned 52% by the Company